Exhibit 99.5

ALLEGHANY CORPORATION IMPORTANT SPECIAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas. Electronic Voting Instructions Available You can vote 24 hours by Internet a day, or 7 days telephone! a week! Instead methods of outlined mailing below your proxy, to vote you your may proxy choose . one of the two voting VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies 1:00 a.m submitted ., Central Time, by the on Internet February or 6, telephone 2012. must be received by Vote by Internet Log on to the Internet and go to www.envisionreports.com/YAL Follow the steps outlined on the secured website. Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Follow the instructions provided by the recorded message. Special Meeting Proxy Card 3IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 + A Proposals — The Board of Directors recommends a vote FOR the following proposals. For Against Abstain For Against Abstain 1. Common Alleghany Stock common Issuance stock as — consideration To approve the for issuance Transatlantic of 2. Adjournment adjournment of of the Special Special Meeting Meeting, — if To necessary approve or the stockholders with Alleghany’s in connection wholly owned with subsidiary, the merger Shoreline of Transatlantic Merger approval appropriate, of Proposal to solicit No. additional 1. proxies in favor of the Sub, Inc. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below All Please holders sign must exactly sign. as If your a corporation name(s) appear(s) or partnership, hereon. please When sign signing in full as corporate attorney, executor, or partnership administrator, name by or authorized other fiduciary, officer. please give full title as such. Joint owners should each sign personally. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 0 2 A V + 01EO0C

Important Notice Regarding Internet Availability of Proxy Materials for the Alleghany Corporation Special Meeting of Stockholders to be Held on February 6, 2012. Our proxy materials relating to our Special Meeting (Joint Proxy Statement/Prospectus on Form S-4) are also available on the Internet. Please go to www.envisionreports.com/YAL to view and obtain proxy materials online. For comments and/or address changes, please send an email to info2@alleghany.com or call 1.888.752.1356. 3IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — ALLEGHANY CORPORATION PROXY FOR SPECIAL MEETING OF STOCKHOLDERS ON FEBRUARY 6, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Jefferson W. Kirby, Weston M. Hicks and Christopher K. Dalrymple proxies, each with the power to appoint his substitute and with authority in each to act in absence of the other, to represent and to vote all shares of stock of Alleghany Corporation which the undersigned is entitled to vote at the Special Meeting of Stockholders of Alleghany Corporation to be held at the Harvard Club of New York City, 35 West 44th Street, New York, New York on Monday, February 6, 2012 at 10:00 a.m., local time, and any adjournments thereof, as indicated on the proposals described in the Proxy Statement, and all other matters properly coming before the meeting. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE